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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                   ----------

         Date of Report (Date of earliest event reported): July 28, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


               Delaware                                 1-12387                              76-0515284
     (State or other jurisdiction              (Commission File Number)           (I.R.S. Employer of Incorporation
   of incorporation or organization)                                                     Identification No.)




    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
      (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 28, 2004, Tenneco Automotive announced that it will not proceed with its proposed private placement offering of $500 million in senior subordinated notes as announced on July 26, 2004. The Company also announced its withdrawal of its tender offer and consent solicitation for its outstanding 11 5/8% Senior Subordinated Notes. These events are described in the Company's press release dated July 28, 2004, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit No.        Description
-----------        -----------
99.1               Press release issued July 28, 2004.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO AUTOMOTIVE INC.


Date:    July 28, 2004                  By:  /s/ Kenneth R. Trammell
                                        ----------------------------------------
                                             Kenneth R. Trammell
                                             Senior Vice President and
                                             Chief Financial Officer